                            MODIFICATION AGREEMENT

     THIS AGREEMENT is entered into between INTRAM INVESTMENT CORPORATION, an Ohio corporation (hereinafter referred to as INTRAM) whose address is 11157 Snider Road, Cincinnati, Ohio 45249, and LIGHTTOUCH VEIN & LASER, INC., an Ohio corporation (hereinafter referred to as LIGHTTOUCH) whose address is 10663 Montgomery Road, Cincinnati, Ohio 45242.

     WHEREAS, INTRAM is the owner of certain equipment as set forth in Exhibit "A" attached hereto; and

     WHEREAS, LIGHTTOUCH leased said equipment from INTRAM as set forth in a Lease Agreement dated the 31st day of July, 1998 (hereinafter referred to as LEASE),

     NOW, THEREFORE, the parties agree to modify the terms and conditions set forth in LEASE, effective the 15th day of July, 1999, as follows:

     3.   RENT
     ---------
          Lessee shall pay to Lessor the rental of $1.00 per month for the rental of the equipment as set forth in Exhibit "A" attached hereto.

     All other terms and conditions of the LEASE shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have hereunto set their hands this 7th day of July, 1999.

Witness:                           INTRAM INVESTMENT CORPORATION


/s/ [ILLEGIBLE]                     By: /s/ Gregory F. Martini
-------------------------             ------------------------------------
/s/ [ILLEGIBLE]                       Gregory F. Martini, President
-------------------------

                                   LIGHTTOUCH VEIN & LASER, INC.

/s/ [ILLEGIBLE]                    By: /s/ Colin C. Herd
-------------------------             ------------------------------------
/s/ [ILLEGIBLE]                       Colin C. Herd, Secretary
-------------------------

                                     LEASE

     This Lease is between INTRAM INVESTMENT CORP., an Ohio Corporation (hereinafter referred to as "INTRAM") whose address is 11157 Snider Road, Cincinnati, Ohio, 45249 and LIGHT TOUCH VEIN & LASER, INC., an Ohio Corporation (hereinafter referred to as "LIGHT TOUCH") whose address is 10663 Montgomery Road, Cincinnati, Ohio, 45242.

     WHEREAS, INTRAM has purchased certain liposuction equipment and computer software as more particularly described in EXHIBIT "A", and

     WHEREAS, LIGHT TOUCH desires to lease said equipment from INTRAM and INTRAM is agreeable to leasing said equipment to LIGHT TOUCH.

     NOW THEREFORE, the parties agree as follows:

1. EQUIPMENT
   ---------

     INTRAMM hereby leases to LIGHT TOUCH upon the terms and conditions set forth herein, the equipment more particularly described as EXHIBIT "A", attached hereto (hereinafter referred to as "EQUIPMENT").

2. TERM
   ----

     The term of this Lease shall be twenty four months (24) months, commencing August 1, 1998, and ending July 31, 2000.

3. RENT
   ----

     LIGHT TOUCH shall pay a base rent to INTRAM of Seventeen Thousand Five Hundred Fifty-two and 88/100 Dollars ($17,552.88), payable in equal monthly installments of Eight Hundred Eighty-Four and 57/100 Dollars ($884.57), due and payable on the first day of each month, commencing August 1, 1998. A 10% penalty shall be assessed should rent not be paid on or before the first day of each month.

     Time is of the essence as to rent payments.

4. SECURITY DEPOSIT
   ----------------

     A security deposit of Eight Hundred Eighty-four and 57/100 Dollars ($884.57) shall be delivered to INTRAM at the signing of this Lease. INTRAM acknowledges receipt of said Security Deposit by its signature on this LEASE.

5. USE AND CARE OF EQUIPMENT
   -------------------------

     LIGHT TOUCH shall not use or knowingly permit any part of the EQUIPMENT to be used for any unlawful purpose. LIGHT TOUCH shall keep the EQUIPMENT and every part thereof in a clean and wholesome condition and generally that it will, in all respects, and at all times, fully comply with all lawful health, fire and police regulations.

6. INSURANCE
   ---------

     LIGHT TOUCH shall, at all times, insure the EQUIPMENT against fire, theft and damage during the term of this Lease. LIGHT TOUCH shall provide proof of insurance, which shall be in an amount of at least double the equipment value, and provide proof to INTRAM that insurance is in full force and effect.

7. REPAIRS AND MAINTENANCE
   -----------------------

     LIGHT TOUCH covenants and agrees, at its own expense, to keep the EQUIPMENT at all times in good repair, order and condition. LIGHT TOUCH will commit no waste to the EQUIPMENT. LIGHT TOUCH shall allow INTRAM to inspect the EQUIPMENT. INTRAM shall provide LIGHT TOUCH with a 24-hour notice of its desire to inspect EQUIPMENT.

8. ASSIGNMENT
   ----------

     This Lease shall be nonassignable by LIGHT TOUCH. LIGHT TOUCH shall not sublet the EQUIPMENT.

9. REMEDIES
   --------

     INTRAM shall have all remedies available to it upon default of any of the terms and conditions of this LEASE as provided by Ohio Law.

     Included in these remedies is the right of INTRAM to, upon default of any payments envisioned under this LEASE, be permitted to remove all EQUIPMENT without delay and LIGHT TOUCH will not interfere with such removal. Should INTRAM be forced to employ legal representation or costs to effect its remedies, LIGHT TOUCH shall be responsible to pay all costs, included but not limited to attorneys fees.

     IN WITNESS WHEREOF, the parties have hereunto set their hands.


Witnesses:                              INTRAM INVESTMENT CORP.

/s/ [ILLEGIBLE]                         By:  /s/ Gregory F. Martini
--------------------------                 --------------------------------
                                             Gregory F. Martini, President
/s/ Julie Crossley                           Date:  7-31-98
--------------------------                          -----------------------

                                        LIGHT TOUCH VEIN AND LASER, INC.

/s/ [ILLEGIBLE]                         By: /s/ Colin C. Herd
--------------------------                 --------------------------------
                                             Colin C. Herd, Director
/s/ Julie Crossley                           Date:  7-31-98
--------------------------                        -------------------------